UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2025
Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operations and Financial Condition.

On June 17, 2025, Vistagen Therapeutics, Inc. (the “Company”) issued a press release announcing financial results for its fiscal year ended March 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Disclaimer

The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On June 17, 2025, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”) under the Company’s shelf registration statement on Form S-3 (the “Registration Statement”) (File No. 333-277041) that was originally filed with the SEC on February 13, 2025 and was declared effective by the SEC on February 29, 2024 (the “Registration Statement”), relating to the offer and sale of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from time to time having an aggregate offering price of up to $175,000,000 (the “Shares”), pursuant to an Open Market Sale AgreementSM, dated May 14, 2021 (the “Sales Agreement”), with Jefferies LLC. The Company had filed a prior prospectus supplement with the SEC on February 13, 2025 (the “Prior Prospectus Supplement”) relating to the offer and sale of shares of the Company’s Common Stock having an aggregate offering price of up to $100,000,000 pursuant to the Sales Agreement and Prior Prospectus Supplement. Upon the filing of the Prospectus Supplement, the Company will not make any offers or sales of its Common Stock pursuant to the Prior Prospectus Supplement.

As of the date of the Prospectus Supplement, the Company had issued and sold 1,273,883 shares of its Common Stock pursuant to the Sales Agreement and the Prior Prospectus Supplement and accompanying base prospectus for aggregate gross sale proceeds of approximately $3,443,612. Therefore, the Company may sell shares of Common Stock having an aggregate gross sales price of up to $171,556,388 pursuant to the Prospectus Supplement.

Woodburn and Wedge, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings of the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Shares described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits Index

Exhibit No.	Description

1.1
Open Market Sale Agreement, dated May 14, 2021, by and between Vistagen Therapeutics, Inc. and Jefferies LLC, incorporated by reference from Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed on May 14, 2021

5.1	Opinion of Woodburn and Wedge
23.1	Consent of Woodburn and Wedge (included in Exhibit 5.1)
99.1	Press Release issued by Vistagen Therapeutics, Inc., dated June 17, 2025, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: June 17, 2025	By:	/s/ Shawn K. Singh
Shawn K. Singh President and Chief Executive Officer